                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                   Date of Report: February 10, 2003
                                                   ---------------------------------
                                                   (Date of earliest event reported)

                                                      THE PHOENIX COMPANIES, INC.
                                                      ---------------------------
                                        (Exact name of registrant as specified in its charter)

                Delaware                                   1-16517                                06-0493340
                --------                                   -------                                ----------
     (State or other jurisdiction of              (Commission File Number)             (IRS Employer Identification No.)
             incorporation)

                                          One American Row, Hartford, Connecticut 06102-5056
                                          --------------------------------------------------
                                          (Address of principal executive offices) (Zip Code)

                                                             860-403-5000
                                                             ------------
                                         (Registrant's telephone number, including area code)

Item 9.  Other Information.

         On February 10, 2003, the Board of Directors of The Phoenix Companies, Inc., a Delaware corporation, announced that it had unanimously elected Dona D. Young as Chairman effective April 1, 2003.  She will succeed Robert W. Fiondella, who will retire as
Chairman on March 31, 2003.  A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

99.1     News release of The Phoenix Companies Inc., dated February 10, 2003, regarding the election of Dona D. Young as Chairman effective April 1, 2003.

                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

                                                     By:      /s/Carole A. Masters
                                                              Name:    Carole A. Masters
                                                              Title:   Vice President and Counsel

         Date: February 10, 2003

                                                                 EXHIBIT INDEX

Exhibit Number                                    Exhibit
--------------                                    -------
99.1                                              News release of The Phoenix Companies Inc., dated February 10, 2003, regarding the election of Dona D. Young as Chairman effective April 1,
                                                  2003.

                                                                                                                       Exhibit 99.1

[GRAPHIC OMITTED][GRAPHIC OMITTED]

     The Phoenix Companies, Inc.                              N  E  W  S     R  E  L  E  A S E

     One American Row
     PO Box 5056
     Hartford CT 06102-5056
     PhoenixWealthManagement.com

     For:Immediate Release
      Contact:                        Media Relations:      Alice S. Ericson    860-403-5946
Investor Relations:  Peter A. Hofmann  860-403-7100

     THE PHOENIX COMPANIES, INC. BOARD OF DIRECTORS
                                                       ELECTS DONA D. YOUNG CHAIRMAN

     HARTFORD, Conn., February 10, 2003 - The Board of Directors of The Phoenix Companies, Inc. (NYSE: PNX) today announced that it had unanimously elected Dona D. Young as chairman, effective April 1, 2003.  Mrs. Young was named chief executive officer of the company on January 1, 2003.  On April 1, 2003, her title will be chairman, president and chief executive officer.
         As previously announced, Mrs. Young succeeds Robert W. Fiondella, the company's current chairman and former chief executive officer, who will retire from the company and its Board of Directors on March 31, 2003.
         The Phoenix Companies, Inc. is a leading provider of wealth management products and services to individuals and institutions.  Through a variety of advisors and financial services firms, Phoenix helps the affluent and high net worth accumulate, preserve and transfer their wealth with an innovative portfolio of life insurance, annuity and investment management products and services. Phoenix has corporate offices in Hartford, Conn.
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